SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                                  -------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 24, 2003



                                 MORGAN STANLEY
             (Exact Name of Registrant as Specified in Its Charter)




                                    Delaware
                            (State of Incorporation)


                1-11758                                  36-3145972
        (Commission File Number)                  (IRS Employer Id. Number)


             1585 Broadway                                  10036
           New York, New York                            (Zip Code)
(Address of Principal Executive Offices)

                                 (212) 761-4000
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Item 5. Other Events

        An exhibit is filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-83616) of Morgan Stanley (the "Company").

        On March 24, 2003, the Company executed an Underwriting Agreement (the "Underwriting Agreement") with Morgan Stanley & Co. Incorporated, Banc One Capital Markets, Inc., BMO Nesbitt Burns Corp., Credit Lyonnais Securities (USA) Inc., Fleet Securities, Inc., Loop Capital Markets, Wachovia Securities, Inc. and The Williams Capital Group, L.P. Pursuant to the Underwriting Agreement, the Company will issue $1,350,000,000 in aggregate principal amount of Floating Rate Notes Due 2006 (the "Floating Rate Notes"). The form of Floating Rate Note is filed as an exhibit hereto.

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits

     (a)  Not Applicable

     (b)  Not Applicable

     (c)  4(iii) Form of Floating Rate Note Due 2006 of Morgan Stanley

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               MORGAN STANLEY


                               By: /s/ Martin M. Cohen
                                  ---------------------------------------------
                                    Name:  Martin M. Cohen
                                    Title:  Assistant Secretary and Counsel



Date:  March 27, 2003

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549













                                 MORGAN STANLEY













                                    EXHIBITS
                              TO CURRENT REPORT ON
                          FORM 8-K DATED MARCH 24, 2003
















                                                 Commission File Number 1-11758

Exhibit No.       Description
-----------       -----------
4(iii)            Form of Floating Rate Note Due 2006 of Morgan Stanley